Exhibit 99.1

Quantum Acquires Surveillance Portfolio and Assets from Pivot3, a Market Leader in Hyperconverged Infrastructure for Surveillance Workloads

Acquisition extends Quantum’s global surveillance customer base and go-to-market, and brings technical talent with deep expertise in video surveillance, ecosystem solutions and analytics applications

SAN JOSE, Calif. — July 19, 2021 — Quantum Corporation (NASDAQ: QMCO) today announced an agreement to acquire the video surveillance portfolio and assets of Pivot3, a pioneer in hyperconverged infrastructure (HCI) and a leader in intelligent software solutions for the security and surveillance markets. The acquisition brings a diverse portfolio of video surveillance appliances, network video recorders (NVRs), and management applications along with a scale-out hyperconverged software platform, which going forward will all be offered under the Quantum VS-Series product portfolio. Together with Quantum’s current line of NVR servers, the StorNext™ File System, and ActiveScale™ object storage, the Pivot3 additions round out a comprehensive surveillance and security portfolio, spanning small to multi-petabyte deployments.

“Surveillance cameras are the biggest data generator on the planet, and Pivot3 has established themselves as one of the leaders in this space by pioneering the use of hyperconverged software for surveillance recording,” says Jamie Lerner, Chairman and CEO. “This acquisition represents another key step in Quantum’s transformation, solidifying the company as a serious player in the multi-billion-dollar video surveillance market, expanding our global customer base, sales channels, and technical expertise specific to this industry.”

Highlights of the Acquisition
•Transaction purchase price totals approximately $8.9 million in cash and stock
•Acquisition projected to be slightly accretive to EBITDA through remainder of Fiscal 2022
•Expands video surveillance portfolio with hardware and software offerings that will be offered under the Quantum VS-Series portfolio
•Builds on an established reputation for quality, world class services and support and a mature supply chain in the video surveillance market
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•Brings core intellectual property around distributed storage, data placement, erasure coding, and storage quality of service
•Expands global customer base with over 500 new surveillance customers with some of the most demanding mission critical deployments in the world including airports, mass transit, casinos, education, and smart cities
•Adds key employees to engineering, product and sales organizations with deep expertise in video surveillance solutions

Lerner added: “We are excited to welcome Pivot3’s surveillance customers and partners to Quantum. We are committed to making sure that they receive excellent service and support throughout this transition, and we have an innovative and compelling roadmap planned that builds on the proven Pivot3 product line with Quantum’s intellectual property and expertise in video. We are excited to share this roadmap and we will be reaching out in the coming days and weeks, starting this week at ISC West.”

“We believe it’s critical to manage the video surveillance data lifecycle from initial capture through expiration, and adding Pivot3 to the Quantum portfolio expands our ability to address security projects of every size and scope,” said Curt Wittich, Vice President of Sales, Strategic Markets, at Quantum. “Surveillance traditionally utilizes ‘one-size-fits-all’ products that address only primary video storage, but higher quality cameras and increasing retention requirements demand different solutions to support video at various lifecycle stages. These solutions range from entry-level VMS servers all the way to cloud or tape storage for multi-year, multi-petabyte retention. Quantum’s portfolio covers the entire lifecycle for optimal video placement, accessibility, and cost effectiveness.”

The new employees joining Quantum will be under direction of the Strategic Markets Business Unit, led by Ross Fujii, General Manager. Sales will be led by Curt Wittich.

The transaction is subject to customary closing conditions, and the parties expect to close by July 22, 2021.

Meet with Quantum This Week at ISC West
For those attending ISC West this week, stop by the Quantum booth #11093 to learn more.

Additional Resources
To learn more about Quantum’s Video Surveillance portfolio, visit our VS-Series portfolio page.

To learn more about the Quantum VS-HCI Series (formerly Pivot3 Surveillance Series), visit the VS-HCI Series product page.

About Quantum
Quantum technology and services help customers capture, create, and share digital content—and preserve and protect it for decades. With solutions built for every stage of the data lifecycle, Quantum's platforms provide the fastest performance for high-resolution video, images, and industrial IoT. That's why the world's leading entertainment companies, sports franchises, researchers, government agencies, enterprises, and cloud providers are making the world happier, safer, and smarter on Quantum. Quantum is listed on Nasdaq (QMCO) and was added to the Russell 2000® Index in 2020. For more information visit www.quantum.com.

Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.
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Forward-Looking Statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 ("Exchange Act"). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, in particular, statements about the anticipated benefits of our acquisition of Pivot3, the accretive nature of the acquisition, the future prospects of Pivot3’s products and technology, market trends related to Pivot3 products and technology, the expected closing of the proposed transaction, our business prospects, changes and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as "anticipates", "believes", "can", "could", "estimates", "expects", "forecasts", "intends", "may", "plans", "projects", "targets", "will", and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as projected benefits of the acquisition, the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: risks related to the possibility that conditions to closing the transaction may not be satisfied, integration of the business, products, employees and other aspects of Pivot3 into Quantum, the competitive pressures faced by our businesses; risks associated with executing our strategy and the strategy related to this acquisition; the distribution of our and Pivot3’s products and the effective delivery of our services; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the impact of Covid-19 on our business and our ability to integrate the business of Pivot3; and other risks that are described in the section entitled "Risk Factors" in Quantum's filings with the Securities and Exchange Commission, including its Form 10-K filed with the Securities and Exchange Committee on May 26, 2021, a copy of which can be found at www.sec.gov. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law or regulation.

Media contact:
Kerry Quintiliani
Red Lorry Yellow Lorry
quantum@rlyl.com
t +1 310 773 3763

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